UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to
Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 17, 2014

NATIONAL PENN BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-22537-01	23-2215075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

645 Hamilton Street, Suite 1100 Allentown, PA 18101
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (800) 822-3321

N/A
(Former name or former address, if changed since last report)
_____________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

On September 17, 2014 National Penn Bancshares, Inc. issued a press release announcing that at a special meeting held today, the shareholders of TF Financial approved the Agreement and Plan of Merger between TF Financial and National Penn pursuant to which TF Financial will merge into National Penn.
As previously announced, National Penn and TF Financial received all required regulatory approvals to complete the merger. National Penn and TF Financial expect to close the merger on October 24, 2014, subject to the satisfaction of other customary closing conditions.

This press release is filed in this Report as Exhibit 99.1 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Joint Press Release dated September 17, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

Date:	September 17, 2014	By:	/s/ Scott V. Fainor
			Name:	Scott V. Fainor
			Title:	President and CEO

Exhibit Index

99.1	Joint Press Release dated September 17, 2014.